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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest reported)   MAY 1, 2000



MACKENZIE INVESTMENT MANAGEMENT INC.
(Exact name of registrant as specified in its chapter)



     DELAWARE                        000-17994                  59-2522153
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation                    File Number)             Identification No.)


       700 SOUTH FEDERAL HIGHWAY, SUITE 300
       BOCA RATON, FL                                       33432
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code    (561) 393-8900


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(Former name or former address, if changed since last report)





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MACKENZIE INVESTMENT MANAGEMENT INC.
                                               (Registrant)


Date     5/1/2000                  /s/ BEVERLY YANOWITCH
     ------------------------      ------------------------------------
                                   Beverly Yanowitch
                                   Vice President and Chief Financial Officer




                            EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

99.1                                Press release dated May 1, 2000